                            JPMORGAN TAX AWARE FUNDS

              JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                               ALL SHARE CLASSES
                        SUPPLEMENT DATED AUGUST 23, 2002
                  TO THE PROSPECTUSES DATED FEBRUARY 28, 2002

    The information under the heading PORTFOLIO MANAGERS in each Prospectus is hereby deleted in its entirety and replaced with the following:

    The portfolio management team is led by Marian U. Pardo, Managing Director of the adviser, J.P. Morgan Investment Management Inc. (JPMIM), and Darren Rabenou, Vice President of JPMIM. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Mr. Rabenou joined the team in 2001. Prior to joining the firm, he served as a senior analyst and portfolio manager for Prudential Investments from 1998 to 2000. Prior to that, Mr. Rabenou worked in institutional equity sales and derivatives covering emerging markets for ING Barings.

                                                                   SUP-TASCO-802